UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2022

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Second Avenue, Suite 2S, New York, New York		10003
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The NASDAQ Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2022, Consolidated Amusement Holdings, LLC (“CAH”), a subsidiary of Reading International, Inc. (the “Company”), and other affiliates of CAH (the “Guarantors”), entered into a Fourth Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) that amended certain terms of the Second Amended and Restated Credit Agreement, dated as of March 6, 2020, among CAH, the Guarantors, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended and supplemented, the “BofA Credit Facility”). Pursuant to the Amendment, the maturity date of the BofA Credit Facility was extended to March 1, 2024. The Amendment also included an additional schedule of repayments, and the Company paid a $5,000,000 principal reduction of the BofA Credit Facility on the date of the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2022, our Company held its 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”).  The results of stockholder voting on the three proposals presented were as follows:

Proposal 1:  Stockholders elected the following five directors nominated by our Company’s board of directors (the “Board”), each to serve until our Company’s 2023 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The results of the vote on Proposal 1 were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON VOTES
Margaret Cotter	1,217,679	19,169	115,563
Guy W. Adams	1,228,137	8,711	115,563
Dr. Judy Codding	1,231,764	5,084	115,563
Ellen M. Cotter	1,217,795	19,053	115,563
Douglas J. McEachern	1,227,815	9,033	115,563

Proposal 2: Stockholders ratified the appointment of Grant Thornton LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the vote on Proposal 2 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON VOTES
1,347,416	2,983	2,012	0

Proposal 3: Stockholders approved, on a non-binding, advisory basis, the executive compensation of our Company’s named executive officers. The results of the vote on Proposal 3 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON VOTES
1,231,379	5,354	115	115,563

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Item 7.01 Regulation FD Disclosure.

On December 15, 2022, the Company showed a slide presentation at its 2022 Annual Meeting, a copy of which is furnished with this Form 8-K as Exhibit 99.1. The slide presentation was made available at the conclusion of the 2022 Annual Meeting on the Investor Relations page of the Company’s corporate website, www.readingrdi.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
10.1†

Fourth Amendment to Second Amended and Restated Credit Agreement, dated November 29, 2022, among Consolidated Amusement Holdings, LLC, certain affiliates of the Company, the financial institutions party thereto and Bank of America, N.A., as administrative agent.

99.1	Slide presentation at the 2022 Annual Meeting of Stockholders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain portions of this exhibit have been omitted pursuant to Items 601(a)(5) and 601(b)(10)(iv) of Regulation S-K. Information in this exhibit that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”. The Company hereby agrees to furnish a copy of any omitted schedules or exhibits to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: December 16, 2022	By:	/s/ Gilbert Avanes
	Name:	Gilbert Avanes
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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